UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               October 27, 2004 (Date of earliest event reported)

                                 MAGNETEK, INC.
             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                               1-10233               95-3917584
(State or Other Jurisdiction            (Commission           (IRS Employer
of Incorporation)                       File Number)         Identification No.)

                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     See Press Release dated October 27, 2004 entitled "Magnetek Announces Fiscal 2005 First-Quarter Results", attached as Exhibit 99.1 to this Current Report.


EXHIBIT
NUMBER   DESCRIPTION

99.1 Magnetek, Inc. Press Release dated October 27, 2004 entitled "Magnetek Announces Fiscal 2005 First-Quarter Results".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MAGNETEK, INC.


                                                By:   /s/ David Reiland
                                                      -----------------
                                                      David Reiland
                                                      Executive Vice President
                                                      & Chief Financial Officer


October 27, 2004

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION

99.1 Magnetek, Inc. Press Release dated October 27, 2004 entitled "Magnetek Announces Fiscal 2005 First-Quarter Results".